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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 7, 1999
                       (Date of earliest event reported)

                         METROMEDIA FIBER NETWORK, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                       000-23269                     11-3168327
  (State of Incorporation)         (Commission File No.)              (IRS Employer
                                                                   Identification No.)

                          ONE NORTH LEXINGTON AVENUE,
                          WHITE PLAINS, NEW YORK 10601
          (Address of principal executive offices, including zip code)

                                 (914) 421-6700
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

    On October 7, 1999, the Registrant and Bell Atlantic Investments, Inc., a wholly owned subsidiary of Bell Atlantic Corporation ("Bell Atlantic Investments") announced that they had entered into a Securities Purchase Agreement under which Bell Atlantic Investments has agreed to purchase from the Registrant (a) up to 25,558,109 newly issued shares of the Registrant's Class A Common Stock at a price of $28.00 per share (the "Shares"), and (b) one or more convertible subordinated notes in an aggregate principal amount of up to $975,281,364, which notes are convertible into shares of the Registrant's Class A Common Stock at a conversion price of $34.00 per share (the "Notes"). A copy of the Registrant's press release announcing this transaction is attached as
Exhibit 99.1 to this Current Report on Form 8-K (this "Report"). The terms of this issuance and sale are more fully described in the Securities Purchase Agreement that is filed as Exhibit 10.1 to this Report. The closing of the issuance and sale of the Shares and Notes under the Securities Purchase Agreement is subject to (i) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) approvals from various regulatory authorities, (iii) with respect to that portion of the issuance of the Shares and the Notes in the aggregate in excess of 19.9% of the number of shares of the Registrant's common stock outstanding at the closing (assuming conversion of all Notes to be acquired by Bell Atlantic Investments), the approval of the Registrant's stockholders, and (iv) other customary closing conditions.

    At the closing of the issuance and sale of the Shares and the Notes, the Registrant will enter into an Indenture with U.S. Bank Trust National Association, as Trustee, governing the terms of the Notes. The form of Indenture is filed as Exhibit 10.2 to this Report.

    At the closing of the issuance and sale of the Shares and the Notes, the Registrant and Bell Atlantic Investments will enter into registration rights agreements giving Bell Atlantic Investments registration rights with respect to the Shares and the Notes. The form of Equity Registration Rights Agreement is filed as Exhibit 10.3 to this Report and the form of Notes Registration Rights Agreement is filed as Exhibit 10.4 to this Report.

    As a condition to closing, the Registrant and Bell Atlantic Investments, together with Metromedia Company, Mr. John Kluge and Mr. Stuart Subotnick, have agreed to enter into a Stockholders Agreement. The form of Stockholders Agreement is filed as Exhibit 10.5 to this Report. Under the Stockholders Agreement, except under certain circumstances, Bell Atlantic Investments will agree to a "standstill" provision under which it will not acquire more than 22% of the Registrant's common stock and will not participate in certain acquisition proposals, tender offers, proxy solicitations or similar transactions with respect to the Registrant without the consent of the Registrant's board of directors for a period of ten years. The parties to the Stockholders Agreement have also agreed to a number of restrictions on their respective abilities to sell their shares of the Registrant's common stock during a period of two years following closing of the transactions contemplated by the Securities Purchase Agreement. In addition, the Stockholders Agreement provides for certain tag-along rights and rights of first refusal among the parties. Metromedia Company and Messrs. Kluge and Subotnick have agreed to vote all of their shares of the Registrant's Class B Common Stock (which constitute more than 58% of the voting power of the Registrant's common stock) in favor of the issuance by the Company of the Shares and the Notes in the aggregate in excess of 19.9% of the number of shares of the Registrant's common stock outstanding at the closing. Bell Atlantic Investments will also have the right to have an observer at meetings of the Registrant's board of directors, and after converting its Notes into shares of Class A Common Stock, Bell Atlantic Investments will have the right to appoint two directors to the Registrant's board of directors, assuming that Bell Atlantic Investments continues to own at least 5% of the Registrant's outstanding common stock.

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                                *      *      *

    This Report contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, that include, among others, (1) statements by the Registrant concerning the benefits expected to result from certain business activities and transactions, (2) the Registrant's plans to complete its communications network and (3) other statements by the Registrant of expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts. The Registrant cautions the reader that these forward-looking statements are subject to risks and uncertainties, including financial, regulatory environment, and trend projections, that could cause actual events or results to differ materially from those expressed or implied by the statements. Such risks and uncertainties include those risks, uncertainties and risk factors identified, among other places, in documents filed with Securities and Exchange Commission. The most important factors that could prevent the Registrant from achieving its stated goals include, but are not limited to: (a) the Registrant's failure to construct its communications network on schedule and on budget; (b) operating and financial risks related to managing rapid growth, integrating acquired businesses and sustaining operating cash flow to meet the Registrant's debt service requirements, make capital expenditures and fund operations; (c) potential fluctuation in quarterly results; (d) volatility of stock price; (e) intense competition in the communications services market; (f) dependence on new product development; (g) the Registrant's ability to achieve year 2000 compliance; (h) rapid and significant changes in technology and markets; (i) adverse changes in the regulatory or legislative environment affecting the Registrant's business; and (j) failure to maintain necessary rights of way. These cautionary statements should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by the Registrant or persons acting on its behalf. The Registrant undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit      Securities Purchase Agreement, dated as of October 7, 1999, by and between the
10.1         Registrant and Bell Atlantic Investments, Inc.

Exhibit      Form of Indenture, by and between the Registrant and U.S. Bank Trust National
10.2         Association, as Trustee

Exhibit      Form of Equity Registration Rights Agreement by and between the Registrant and
10.3         Bell Atlantic Investments, Inc.

Exhibit      Form of Notes Registration Rights Agreement by and between the Registrant and
10.4         Bell Atlantic Investments, Inc.

Exhibit      Form of Stockholders Agreement by and among the Registrant, Bell Atlantic
10.5         Investments, Inc., Metromedia Company, Mr. John W. Kluge and Mr. Stuart
             Subotnick

Exhibit      Press Release, dated October 7, 1999, of the Registrant and Bell Atlantic
99.1         Investments, Inc.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                METROMEDIA FIBER NETWORK, INC.

                                By:  /s/ GERARD BENEDETTO
                                     -----------------------------------------
                                     Name: Gerard Benedetto
                                     Title:  Senior Vice President and
                                             Chief Financial Officer

Date: October 15, 1999

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                                 EXHIBIT INDEX

    Exhibit         --  Securities Purchase Agreement, dated as of October 7, 1999, by and between
       10.1             Metromedia Fiber Network, Inc. and Bell Atlantic Investments, Inc.

    Exhibit         --  Form of Indenture by and between Metromedia Fiber Network, Inc. and U.S. Bank
       10.2             Trust National Association, as Trustee

    Exhibit         --  Form of Equity Registration Rights Agreement by and between Metromedia Fiber
       10.3             Network, Inc. and Bell Atlantic Investments, Inc.

    Exhibit         --  Form of Notes Registration Rights Agreement by and between Metromedia Fiber
       10.4             Network, Inc. and Bell Atlantic Investments, Inc.

    Exhibit         --  Form of Stockholders Agreement by and among Metromedia Fiber Network, Inc.,
       10.5             Bell Atlantic Investments, Inc., Metromedia Company, Mr. John W. Kluge and Mr.
                        Stuart Subotnick

    Exhibit         --  Press Release, dated October 7, 1999, of Metromedia Fiber Network, Inc. and
       99.1             Bell Atlantic Investments, Inc.

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